UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☒ Definitive Additional Materials ☐ Soliciting Material Pursuant to Rule 14a-12 New Fortress Energy Inc. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box): ☒ No fee required. ☐ Fee paid previously with preliminary materials. ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! NEW FORTRESS ENERGY INC. 111 WEST 19TH STREET 8TH FLOOR NEW YORK, NY 10011 NEW FORTRESS ENERGY INC. 2024 Annual Meeting Vote by June 10, 2024 11:59 PM ET Vote in Person at the Meeting* June 11, 2024 9:00 AM ET Skadden, Arps, Slate, Meagher & Flom LLP One Manhattan West New York, NY 10001 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V49597-P12498 You invested in NEW FORTRESS ENERGY INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 11, 2024. Get informed before you vote View the Notice & Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V49598-P12498 Voting Items Board Recommends 1. Election of Class II Directors For Nominees: 01) David J. Grain 02) C. William Griffin 03) Timothy W. Jay 2. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for New Fortress Energy Inc. for fiscal year 2024. For 3. To approve, by a non-binding advisory vote, the compensation of our named executive officers. For NOTE: The Board of Directors may consider and act upon any other business properly presented at the Annual Meeting. For detailed instructions on how to register and attend the meeting, please see the Proxy Statement.